     OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND
      Supplement dated September 17, 2008 to the
         Prospectus dated September 25, 2007

This supplement amends the Prospectus of Oppenheimer
Institutional Money Market Fund (the "Fund") dated
September 25, 2007, and is in addition to the
supplement dated August 1, 2008.

The section "Portfolio Holdings" on page 6 of the
Prospectus is deleted in its entirety and is
replaced by the following:

   Portfolio Holdings

   The Fund's portfolio holdings, as of the most
   recent prior close of the New York Stock
   Exchange (the "NYSE"), are posted on the
   Fund's website at www.oppenheimerfunds.com on
   each business day. Therefore, the Fund's
   portfolio holdings are made publicly
   available no later than one business day
   after the close of trading on the NYSE on
   each day on which the NYSE is open.

September 17, 2008                          PS0647.005